SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 5, 2004

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d)     On November 5, 2004, Mr. Phillip R. Cox was elected to the Board of Directors of The Timken Company for a term expiring at the Annual Meeting of Stockholders in 2005. Mr. Cox has been named a member of the Company’s Audit Committee.

               Mr. Cox is the founder of Cox Financial Corporation, a provider of financial and estate planning services based in Cincinnati, Ohio. He presently serves as Chairman of the Board of Cincinnati Bell and the University of Cincinnati, and on the boards of the Federal Reserve Bank of Cleveland, Bethesda Hospital, Cinergy Corporation, Touchstone Mutual Funds and Long Stanton Manufacturing Company.

               A copy of the press release announcing Mr. Cox’s election is attached as Exhibit 99.1 to this report.

Exhibits.

99.1	The Timken Company Press Release dated November 9, 2004, announcing the election of Phillip R. Cox to the Board of Directors.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart

William R. Burkhart
Senior Vice President and General Counsel

Date: November 11, 2004

3

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	The Timken Company Press Release dated November 9, 2004, announcing the election of Phillip R. Cox to the Board of Directors.